UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 8, 2018

ENERKON SOLAR INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

Nevada	33-37809-NY	77-0121957
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13620 Weyburn Drive

Delray Beach, Florida 33446

(Address of principal executive offices)

(561) 431-7762

(Registrant’s telephone number including area code)

18 East Sunrise Highway, Suite 311, Freeport, NY 11520

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. By their nature, forward-looking statements and forecasts involve risks and uncertainties because they relate to events and depend on circumstances that will occur in the near future. Forward-looking statements speak only as of the date they are made, are based on various underlying assumptions and current expectations about the future. We caution readers that any forward-looking statements are not guarantees of future performance and that actual results could differ materially from those contained or implied in the forward-looking statements. Such forward-looking statements include, but are not limited to, statements about the terms and conditions of the agreement described herein. In some cases, you may identify forward-looking statements by words such as "may," "should," "plan," "intend," "potential," "continue," "believe," "expect," "predict," "anticipate" and "estimate," the negative of these words or other comparable words. These statements are only predictions. One should not place undue reliance on these forward-looking statements. The forward-looking statements are qualified by their terms and/or important factors, many of which are outside the Company's control, involve a number of risks, uncertainties and other factors that could cause actual results and events to differ materially from the statements made. The forward-looking statements are based on the Company's beliefs, assumptions and expectations about the Company's future performance and the future performance of the entity being acquired, taking into account information currently available to the Company. These beliefs, assumptions and expectations can change as a result of many possible events or factors, including those events and factors described in "Risk Factors" in the Company's Annual Report on Form 10-K, and the Company's recent Quarterly Reports, filed with the SEC, not all of which are known to the Company. The Company will update this forward-looking information only to the extent required under applicable securities laws. Neither the Company nor any other person assumes responsibility for the accuracy or completeness of these forward-looking statements.

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Item 1.01 Entry into a Material Deﬁnitive Agreement.

On February 8, 2018 Enerkon Solar International Inc. (the “Company”) entered into a Share Exchange Agreement, and closed the transaction, with Enerkon Solar International Inc., a company incorporated in the State of Florida (“Enerkon Florida,” a owned by Benjamin Ballout, who is also an executive officer) whereby the Company acquired all of the issued and outstanding shares of common stock of Enerkon Florida in exchange for One Million Five Hundred Thousand (1,500,000) shares of Common Stock of the Company. As a result of the transaction contemplated in the Share Exchange Agreement, Enerkon Florida became a 100% wholly-owned subsidiary of the Company.

Enerkon Florida was established in September 2016, to be a leader in Utility Scale PV Power Plants and renewable systems, with a particular focus on the Middle East and Africa. Enerkon Florida’s subsidiary Mertokon İnşaat ve Mühendislik Co. (“Mertokon”), founded in 2001, has completed various projects in Turkey since its inception.

The foregoing description of the Share Exchange Agreement is qualified in its entirety by reference to the Share Exchange Agreement filed as an Exhibit to this report and incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The disclosures under Item 1.01 are incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosures under Item 1.01 are incorporated herein by reference. We claim an exemption from registration for the information provided herein to Section 4(2) and/or Regulation D of the Securities Act of 1933, as amended (the " Securities Act "). The securities were not registered under the Securities Act and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws.

Item 5.01 Changes in Control of Registrant.

On February 8, 2018 John V. Cappello (former CEO, CEO and director of the Company”) and Cappellos Inc. (an entity owned and controlled by Mr. Cappello) sold to Mr. Ballout (President, Chief Executive Officer, Chief Financial Officer and member of the Board of Directors of the Company) an aggregate of 22,250,000 shares of common stock and 100,000 shares of Class B Preferred Stock of the Company for Sixty Five Thousand ($65,000) Dollars.

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Item 5.02 Departure of Directors or Certain Ofﬁcers; Election of Directors; Appointment of Certain Ofﬁcers; Compensatory Arrangements of Certain Ofﬁcers.

Effective February 8, 2018 the Company accepted the resignation of Mr. Cappello as Chief Executive Officer, Chief Financial Officer and Director of the Company, and the resignation of Mr. Hebert as President and Director of the Company, both effective upon the closing of the transactions contemplated in the Share Exchange Agreement as described in Item 1.01 above.

Effective February 8, 2018 the Company named Benjamin Ballout, President, Chief Executive Officer, Chief Financial Officer and member of the Board of Directors effective upon the closing of the transactions contemplated in the Share Exchange Agreement as described in Item 1.01 above.

Benjamin Ballout, in addition to his duties with the Company, acts as Managing Director of Diplomatic Trade Ltd., a U.S. corporation with offices out of New York, NY and Beirut-Lebanon. Benjamin is a Mid-Career Executive who brings in over seventeen years of experience in various industries from Finance, Real Estate Development, Aerospace and Defense, and International Affairs with an understanding of the international trade and policies that affect global outcomes is part of his work functions. Benjamin is also involved in numerous Nation Buildings projects along with multiple Humanitarian relief effort.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On February 5, 2018, shareholders owning a majority of the outstanding shares approved the entry by the Company into the Share Exchange Agreement (as set forth in Item 1.01 above).

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

Financial Statements required by this Item will be filed with the SEC not later than 71 calendar days after the date of this report.

(d) Exhibits.

Exhibit No.	Description	Filed with this Current Report	Incorporated by reference
			Form	Filing Date	Exhibit No.
10.1	Share Exchange Agreement dated February 8, 2018 between Enerkon Solar International, Inc. (Nevada corporation) and Enerkon Solar International, Inc. (Florida corporation).	☒

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Enerkon Solar International, Inc.

Dated: February 9, 2018	By:	/s/ Benjamin Ballout
Benjamin Ballout
President, Chief Executive Officer, Chief Financial Officer, Director

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